SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )


   Filed by the Registrant      |X|
   Filed by a Party other than the Registrant   |_|
   Check the appropriate box:
   |_| Preliminary Proxy Statement
                                        |_|  Confidential, for Use of the
                                             Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
   |X| Definitive Proxy Statement
   |_| Definitive Additional Materials
   |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PROPHET 21, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5)      Total fee paid:

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   |_|      Fee paid previously with preliminary materials.

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   |_| Check box if any part of the fee is offset as provided  by  Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)      Amount Previously Paid:

--------------------------------------------------------------------------------
   (2)      Form, Schedule or Registration Statement no.:

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   (3)      Filing Party:

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   (4)      Date Filed:

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

                                 [Company Logo]


                                PROPHET 21, INC.
                             19 WEST COLLEGE AVENUE
                           YARDLEY, PENNSYLVANIA 19067




To Our Stockholders:

      You are most cordially invited to attend the 2001 Annual Meeting of Stockholders of Prophet 21, Inc. at 1:00 P.M., local time, on Thursday, October 25, 2001, at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

      It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with
               -- ---- -- --------
the instructions you have given in your proxy.

      Thank you for your continued support.


                                          Sincerely,

                                          /s/ John E. Meggitt

                                          John E. Meggitt, Ph.D.
                                          Chairman of the Board

                                PROPHET 21, INC.
                             19 WEST COLLEGE AVENUE
                           YARDLEY, PENNSYLVANIA 19067

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 25, 2001

      The Annual Meeting of Stockholders (the "Meeting") of Prophet 21, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania, on Thursday, October 25, 2001, at 1:00 P.M., local time, for the following purposes:

(1) To elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of KPMG LLP as independent auditors for the year ending June 30, 2002; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Holders of Common Stock of record at the close of business on August 31, 2001 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 19 West College Avenue, Yardley, Pennsylvania 19067 for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                    By Order of the Board of Directors

                                    /s/ Dorothy M. Meggitt

                                    Dorothy M. Meggitt
                                    Secretary

Yardley, Pennsylvania
September 28, 2001


        THE COMPANY'S 2001 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                PROPHET 21, INC.
                             19 WEST COLLEGE AVENUE
                                YARDLEY, PA 19067


                  ---------------------------------------------
                                 PROXY STATEMENT
                  ---------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Prophet 21, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on October 25, 2001 (the "Meeting") at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania at 1:00 P.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.01 par value ("Common Stock"), as of the close of business on August 31, 2001 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 3,783,646 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If proxies in the accompanying form are properly executed and returned, the Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the Common Stock represented by the proxies will be voted (i) FOR the election of the six nominees named below as Directors, (ii) FOR the ratification of the appointment of KPMG LLP as independent auditors for the year ending June 30, 2002, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote of holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about September 28, 2001. The Annual Report to Stockholders of the Company for the year ended June 30, 2001, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of August 31, 2001. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of August 31, 2001.

                              ELECTION OF DIRECTORS

     At the Meeting, six Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors who are also nominees for election to the Board are as follows:


                                    SERVED AS A         POSITIONS WITH
NAME                        AGE    DIRECTOR SINCE        THE COMPANY
----                        ---    --------------        -----------

John E. Meggitt, Ph.D.       70         1967         Chairman of the Board
                                                     and Director

Charles L. Boyle, III        48         1993         President, Chief Executive
                                                     Officer and Director

Dorothy M. Meggitt           67         1967         Secretary and Director

David D. Gathman             53         2001         Director

Daniel J. Malcolm            50         2001         Director

Donald M. Gleklen            64         2001         Director

     Other than Dr. John E. Meggitt and Dorothy M. Meggitt, who are husband and wife, there are no family relationships among any of the Directors, executive officers and key employees of the Company.

     The principal occupations and business experience, for at least the past five years, of each Director and nominee is as follows:

     Dr. Meggitt founded the Company and has served as a Director of the Company since its inception in 1967. From the Company's inception through August 13, 1996, he was also President and Chief Executive Officer of the Company. In addition, Dr. Meggitt served as Treasurer of the Company from its inception through December 1993. Prior to founding the Company, he directed system programming operations for Electronic Associates, Inc. and, earlier, conducted computer research for IBM.

     Mr. Boyle joined the Company in 1984 and, effective August 13, 1996, was elected to the offices of President and Chief Executive Officer. Prior to serving in his current capacities, Mr. Boyle served as Executive Vice President from September 1992 to August 1996, Chief Financial Officer from September 1992 to December 1995, Chief Operating Officer from December 1995 to August 1996 and Treasurer from December 1993 to August 1996. He has been a Director since December 1993. Prior to joining the Company, Mr. Boyle held various financial and management positions with Colt Industries, Inc.

     Mrs. Meggitt joined the Company upon its inception in 1967 and has served as Secretary and a Director since that time. Mrs. Meggitt managed the Company's human resources and facilities departments from 1967 through 1987.

     Mr. Gathman was elected to the Board of Directors of the Company in January 2001. Mr. Gathman is the Senior Vice President and Chief Financial Officer of the Federal Reserve Bank of Philadelphia. Mr. Gathman is also the Managing Director of C-Level Partners, LLC, a company that delivers executive level management consulting to venture capital firms and information technology companies. From January 1999 to January 2001, Mr. Gathman was Chief Financial Officer of Internet Capital Group, Inc., a holding company actively involved in the acquisition and development of over 75 companies in a number of business-to-business markets. From April 1994 to December 1998, he was Executive Vice President and Chief Financial Officer and a member of the Board of Directors of Integrated Systems Consulting Group, Inc., an information services consulting firm that provides software applications integration and development primarily in the pharmaceutical and life sciences industries. From December 1982 through March 1994, Mr. Gathman was Vice President - Finance and Chief Financial Officer of SunGard Data Systems, Inc., a computer software and services company.

     Mr. Malcolm was elected to the Board of Directors of the Company in January 2001. Since March 2001, Mr. Malcolm has been employed as an independent business consultant. Prior to that, Mr. Malcolm served as Senior Vice President of Sales Development for COVAD, a national DSL broadband service provider, a position he held since COVAD's purchase of LaserLink.net in March of 2000. From April 1999 to March 2000, Mr. Malcolm served as Vice Chairman and Chief Operating Officer for LaserLink.net, a provider of broadband Internet access. Before joining LaserLink.net in April 1999, he was Corporate Vice President of Central and Eastern Customer Operation for Shared Medical Systems (SMS), where he directed the company's sales and marketing operations. Mr. Malcolm also served as Executive Vice President and Chief Operating Officer of American Healthware Systems before it was acquired by SMS. Prior to American Healthware Systems and SMS, Mr. Malcolm served as President of Integra, a mental health substance abuse provider. Mr. Malcolm also had positions in marketing and sales management with IBM for 14 years.

     Mr. Gleklen was elected to the Board of Directors of the Company in June 2001. Mr. Gleklen is a strategic business advisor and private investor and has extensive experience as a senior corporate executive, banker and lawyer. He is the retired Chairman and Chief Executive Officer of IntelliHealth, Inc., an Internet company providing healthcare content to consumers that was a joint venture of Aetna US Healthcare and Johns Hopkins Health System. He also currently serves on the board of directors of Moyco Technologies, which is a manufacturer of commercial coated abrasives. Mr. Gleklen holds a B.A. from Cornell University and a law degree from Columbia University.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has an Audit Committee, a Compensation Committee and an Option Committee.

     Audit Committee.  The primary  responsibilities of the Audit Committee,  as
     ---------------
more fully set forth in the Audit Committee Charter adopted by the Company on May 1, 2000, and attached hereto as APPENDIX A, include, among other things, (i)
                                    ----------
evaluating, and recommending to the Board of Directors the engagement of, the Company's independent auditors, (ii) reviewing the results of their audit findings and the interim reviews of the Company's financial statements, and
(iii) monitoring on a periodic basis the internal controls of the Company.

     Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2001 with the management of the Company and the independent auditors. Additionally, the Audit Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 61 and has discussed with the independent auditors the independent auditors' independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the years ended June 30, 2001 audited by KPMG LLP be included in the Company's Annual Report on Form 10-K.

     Each Audit Committee member is an independent member of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. As an independent director of the Board of Directors of the Company, each Audit Committee member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The Audit Committee currently consists of Messrs. Gathman, Malcolm and Gleklen. During fiscal 2001, the following Director and former Directors were, at various times, members of the Audit Committee, John E. Meggitt Ph.D., Mark A. Timmerman and Louis J. Cissone.(1) The Audit Committee had two meetings during fiscal 2001.

     Compensation  Committee.  The Compensation  Committee approves salaries and
     -----------------------
certain incentive compensation for top level employees of and consultants to the Company. The Compensation Committee currently consists of Messrs. Meggitt, Boyle, Gathman, Malcolm and Gleklen. The Compensation Committee had two meetings during fiscal 2001.

     Option Committee.  The Option Committee makes  recommendations  about stock
     -----------------
option awards to employees of and consultants to the Company. The Option Committee currently consists of Messrs. Gathman, Malcolm and Gleklen. The Option Committee had three meetings during fiscal 2001.

     There were six Board of Directors Meetings in fiscal 2001. During fiscal 2001, each incumbent Director attended all meetings of the Board of Directors and all meetings of Committees on which he or she served.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee has furnished the following report:

To the Board of Directors of Prophet 21, Inc.:

     The Audit Committee of the Company's Board of Directors is currently composed of three members and acts under a written charter first adopted and approved on May 1, 2000. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market, and possess the financial sophistication required by such charter and rules. The Audit Committee held two meetings during fiscal 2001.

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting and financial personnel and the independent auditors, the following:

     o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

     o    the Company's financial disclosure documents,  including all financial
          statements   and  reports  filed  with  the  Securities  and  Exchange
          Commission or sent to stockholders;

     o changes in the Company's accounting practices, principles, controls or methodologies;

     o significant developments or changes in accounting rules applicable to the Company; and

     o the adequacy of the Company's internal controls and accounting and financial personnel.

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended June 30, 2001 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with the Company's independent auditors. Statement on Auditing Standards No. 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

     o    methods to account for significant unusual transactions;

--------
(1) Messrs. Timmerman and Cissone served as Directors of the Company from 1994 until January 25, 2001.

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence and confirm their independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

                             By the Audit Committee of the Board of Directors of Prophet 21, Inc. (as currently constituted )


                             David D. Gathman
                             Daniel J. Malcolm
                             Donald M. Gleklen


COMPENSATION OF DIRECTORS

     Non-employee Directors receive an annual fee of $5,000 for services on the Board of Directors or any committee thereof plus $1,000 and reimbursement of their expenses for each meeting attended. The Company may from time to time, and at the discretion of the Board of Directors, grant stock options to Directors for their service on the Board of Directors. During fiscal 2001, the following
Directors and former Directors were granted options to purchase shares of the Company's Common Stock.

                         NUMBER OF SHARES
                            UNDERLYING                          EXERCISE PRICE
    DIRECTOR             OPTIONS GRANTED       GRANT DATE         PER SHARE
    --------             ---------------       ----------         ---------

    Mark A. Timmerman         2,500             07/24/00          $15.875

    Louis J. Cissone          2,500             07/24/00          $15.875

    David D. Gathman          5,000             01/25/01          $ 7.9375

    Daniel J. Malcolm         5,000             01/25/01          $ 7.9375

    Donald M. Gleklen         5,000             06/14/01          $ 6.50

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

     Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons except as follows:

     Mark A. Timmerman failed to file a Form 5 reporting the grant, on July 24, 2000, of options to purchase 2,500 shares of the Company's Common Stock.

     Louis J. Cissone failed to file a Form 5 reporting the grant, on July 24, 2000, of options to purchase 2,500 shares of the Company's Common Stock.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                         CAPACITIES IN              IN CURRENT
NAME                           AGE        WHICH SERVED            POSITION SINCE
----                           ---       -------------            --------------

John E. Meggitt, Ph.D.         70     Chairman of the Board           1967
                                      and Director

Charles L. Boyle, III          48     President, Chief Executive      1996
                                      Officer and Director

Thomas M. Giuliani, CPA (1)    44     Chief Financial Officer         1996
                                      and Treasurer

Dorothy M. Meggitt             67     Secretary and Director          1967

---------
(1) Mr. Giuliani joined the Company in 1989 and currently serves as its Chief Financial Officer and Treasurer. Prior to joining the Company, Mr. Giuliani held various accounting and financial positions for Deloitte & Touche, Commodore International Ltd., Fox Chase Cancer Center and Robinson Alarm Company.

     Other than Dr. John E. Meggitt and Dorothy M. Meggitt, who are husband and wife, there are no family relationships among any of the Directors, executive officers and key employees of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN FISCAL 2001, 2000 AND 1999.

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during fiscal 2001 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the fiscal years ended June 30, 2001, 2000 and 1999.

--------------------------------------------------------------------------------------------------------------------------------
                                                  SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                                               Annual Compensation               Long-Term
                                                                                               Compensation
                                                      -------------------------------------------------------
                                                                                  Other           Awards
                                                                                  Annual     ----------------
                                                                                  Compen-       Securities
                                                                                  sation        Underlying        All Other
       Name and Principal Position           Year        Salary        Bonus        ($)          Options        Compensation
                   (a)                        (b)        ($)(c)        ($)(d)     (e) (1)         (#)(g)          ($)(i)(2)
--------------------------------------------------------------------------------------------------------------------------------
Charles L. Boyle, III, President and
    Chief Executive Officer................  2001       $230,147     $  55,000      -- --         25,000        $   6,747
                                             2000       $230,198     $  55,000      -- --         15,000        $   9,733
                                             1999       $200,000     $  90,000      -- --         14,000        $  14,096

Thomas M. Giuliani, Chief Financial
    Officer and Treasurer..................  2001       $144,837     $  18,750      -- --         15,000        $   3,031
                                             2000       $143,279     $  18,750      -- --         10,000        $   5,747
                                             1999       $124,949     $  31,050      -- --         10,000        $   6,431

--------------------------------------------------------------------------------------------------------------------------------

-----------
(1) The value of certain personal benefits is not included since the aggregate amount of such compensation did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for such named executive officer in columns (c) and (d).


(2) Includes Company contributions to its 401(k) plan and supplemental life insurance and long-term disability premiums paid by the Company on behalf of its executive officers.

OPTION GRANTS IN FISCAL 2001

     The following table sets forth information concerning individual grants of stock options made during fiscal 2001 to each of the Named Executives. The Company has never granted any stock appreciation rights.

-----------------------------------------------------------------------------------------------------------------------
                        OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                                                Potential Realizable
                                     Individual Grants                                            Value at Assumed
                                                                                                Annual Rates of Stock
                                                                                               Price Appreciation for
                                                                                                    Option Term(2)
-----------------------------------------------------------------------------------------------------------------------
                             Number of
                             Securities       % of Total
                             Underlying         Options
                               Options          Granted         Exercise or
                              Granted         to Employees      Base Price      Expiration
           Name                (#)(1)        in Fiscal Year      ($/Sh)            Date          5%($)        10%($)
           (a)                   (b)              (c)             (d)              (e)            (f)          (g)
-----------------------------------------------------------------------------------------------------------------------
Charles L. Boyle, III....      25,000            19.3            15.875         07/24/10       249,595      632,500
Thomas M. Giuliani.......      15,000            11.6            15.875         07/24/10       149,757      379,500
-----------------------------------------------------------------------------------------------------------------------

--------

(1) The options disclosed herein were granted pursuant to the Company's 1993 Plan and become exercisable to the extent of one-third of the options on the first anniversary from the date of grant (July 24, 2000) with an additional one-third of the options granted becoming exercisable on each of the second and third anniversary of the date of grant. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2) Based on a grant date fair market value of $15.875. Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, in accordance with the SEC's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR END OPTION VALUES

      The following table sets forth information concerning each exercise of options during fiscal 2001 by each of the Named Executives and the year-end number and value of unexercised options held by each of the Named Executives.

-----------------------------------------------------------------------------------------------------------------------
                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------
                                                                     Number of Securities       Value of Unexercised
                                                                         Underlying             In-The-Money Options
                                                                      Unexercised Options            at Fiscal
                                                                      at Fiscal Year-End             Year-End
                                       Shares                                 (#)                     ($)(1)
                                     Acquired on        Value            Exercisable/              Exercisable/
                Name                  Exercise       Realized($)         Unexercisable             Unexercisable
                (a)                    (#)(b)            (c)                  (d)                       (e)
-----------------------------------------------------------------------------------------------------------------------
Charles L. Boyle, III...........         --              --             214,333/39,667              105,400/--
Thomas M. Giuliani..............         --              --              50,999/25,001               42,742/--
-----------------------------------------------------------------------------------------------------------------------

------------

(1) Based on a closing price of $6.22 per share of Common Stock as listed on the Nasdaq National Market at June 30, 2001.

EMPLOYMENT ARRANGEMENTS AND TERMINATION OF EMPLOYMENT

     Each of Dr. Meggitt, Mr. Boyle and Mr. Giuliani are employed by the Company as employees at will. In fiscal 2001, Messrs. Boyle and Giuliani earned bonuses of $31,625 and $10,875, respectively. Such bonuses were paid to such executive officers subsequent to June 30, 2001.

     In addition to the requirement of each of Dr. Meggitt and Mr. Boyle to maintain the confidentiality of Company information and assign inventions to the Company, each of such executive officers has agreed that during the term of his respective employment and thereafter for the greater of two years or the period of time for which such executive officer is being compensated under such employment, such person will not compete with the Company by engaging in any capacity in any business which is competitive with the business of the Company.

     The Company has executed indemnification agreements with each of its executive officers and Directors pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of John E. Meggitt,  Ph.D., Charles
L. Boyle, III, David D. Gathman, Daniel J. Malcolm and Donald M. Gleklen. During fiscal 2001, the following former Directors were at various times members of the Compensation Committee: Mark A. Timmerman and Louis J. Cissone. Messrs. Timmerman and Cissone served as Directors of the Company from 1994 until January 25, 2001. Messrs. Gathman, Malcolm, Gleklen, Timmerman and Cissone have not served as either an officer or employee of the Company or any of its subsidiaries at any time. There are no, and during fiscal year 2001 there were no, Compensation Committee Interlocks.

     The Company's headquarters in Yardley, Pennsylvania are leased to the Company by John E. Meggitt, Ph.D., the Chairman of the Board, and Dorothy M. Meggitt, his wife and Secretary of the Company. Dr. and Mrs. Meggitt also are Directors and majority stockholders of the Company. See "Security Ownership of Certain Beneficial Owners and Management." On July 1, 1998, the Company and Dr. and Mrs. Meggitt entered into a five-year lease for the Yardley facilities. Under such lease arrangement, the Company made rental payments to Dr. and Mrs. Meggitt totaling $460,800 during the year ended June 30, 2001. In addition, the Company paid $58,965 during the year ended June 30, 2001 for property taxes due on such property. The Company believes that the terms of the lease are at least as favorable to the Company as the terms that may have been available from unrelated third parties. In addition, the Company has determined that any future transactions between the Company and its officers, Directors, principal stockholders and their affiliates shall be on terms no less favorable to the Company than could be obtained from unrelated third parties.

     In fiscal 2001, the Company paid $39,668 in salary to Peter Meggitt, the son of Dr. and Mrs. Meggitt. Mr. Meggitt serves as a systems programmer for the Company.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the S&P Computer Systems Index (capitalization weighted) for the period beginning on June 30, 1996.



 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]



-----------------------------------------------------------------------------------------------------------------
                                    06/30/96      06/30/97     06/30/98        06/30/99    06/30/00     6/30/01
-----------------------------------------------------------------------------------------------------------------
Prophet 21, Inc.                    $ 100.00      $   86.00    $ 234.00        $ 116.00    $ 232.00     $   99.52
-----------------------------------------------------------------------------------------------------------------
Nasdaq Composite Index              $ 100.00      $ 121.69     $ 159.89        $ 226.68    $ 334.69     $  178.74
-----------------------------------------------------------------------------------------------------------------
S&P Computer Systems Index          $ 100.00      $ 151.59     $ 214.85        $ 390.05    $ 551.04     $  314.44
-----------------------------------------------------------------------------------------------------------------


(1) Graph assumes $100.00 invested on June 30, 1996 in the Company's Common Stock, the Nasdaq Composite Index and the S&P Computer Systems Index.

(2)  Total return assumes reinvestment of dividends.

(3)  Fiscal year ending June 30.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

     The Compensation Committee generally determines base salary levels for executive officers of the Company, who are not subject to an employment agreement, at or about the start of the fiscal year and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Each of Dr. Meggitt, Mr. Boyle and Mr. Giuliani are employed by the Company as employees at will.

     The Company's executive officer compensation program is comprised of base salary, conditional cash bonuses, stock options granted at the discretion of the Option Committee and various other benefits, including stock purchase rights, medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

     Salaries, whether established pursuant to contract or otherwise, are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salaries for each of Dr. Meggitt, Mr. Boyle and Mr. Giuliani are determined by the Board of Directors. Salary increases for other executives are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     The stock option and stock purchase programs are designed to relate executives' long-term interests to stockholders' long-term interests. Stock options and stock purchase rights will be awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

     Based on review of available information, the Committee believes that the Chief Executive Officer's total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and manufacturers' product lines, as well as variations in prices and distribution channels, and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

     Compensation Committee Members
     (as currently constituted)

     John E. Meggitt, Ph.D.
     Charles L. Boyle, III
     David D. Gathman
     Daniel J. Malcolm
     Donald M. Gleklen

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There are, as of August 31, 2001, approximately 159 holders of record and 1,519 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of August 31, 2001, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees), (iii) each of the Company's Named Executives, and (iv) all Directors and executive officers as a group. This information is based upon information furnished to the Company by each such person and/or based upon public filings with the Securities and Exchange Commission. Unless otherwise indicated, the address for the individuals below is that of the Company.

Name and Address                                              Amount and Nature                Percent
of Beneficial Owner(1)                                    of Beneficial Ownership(1)          of Class(2)
-------------------                                       -----------------------             --------
(i)    Certain Beneficial Owners:
       John E. Meggitt, Ph.D. and
       Dorothy M. Meggitt                                  2,128,120(3)                          56.2
(ii)   Directors (which includes all nominees) and
         Named Executives:
       Charles L. Boyle, III                                 240,688 (4)                          6.0
       Thomas M. Giuliani                                     65,072(5)                           1.7
       David D. Gathman                                        -- (6)                              *
       Daniel J. Malcolm                                       -- (7)                              *
       Donald M. Gleklen                                       -- (8)                              *
(iii)  All current Directors and executive officers
         as a group (7 persons) (9)                        2,433,880 (3)(4)(5)(6)(7)(8)          59.7

----------
*     Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(2) Applicable percentage of ownership is based on 3,783,646 shares of Common Stock outstanding on August 31, 2001, plus any presently exercisable stock options held by such holder, and options which will become exercisable within 60 days after August 31, 2001.

(3) John E. Meggitt, Ph.D., Chairman of the Board and Director, and Dorothy M. Meggitt, Secretary and Director, are husband and wife. Includes 1,763,260 shares of Common Stock held by Dr. Meggitt and 364,860 shares of Common Stock held by Mrs. Meggitt. Does not include shares of Common Stock owned of record by Dr. and Mrs. Meggitt's adult children (and their spouses) and grandchildren, as to which shares Dr. and Mrs. Meggitt disclaim beneficial ownership.

(4) Represents 8,355 shares of Common Stock owned of record and 232,333 shares of Common Stock subject to options which were exercisable as of August 31, 2001 or which will become exercisable within 60 days after such date. Excludes 21,667 shares underlying options which become exercisable over time after such period.

(5) Represents 2,406 shares of Common Stock owned of record and 62,666 shares of Common Stock subject to options which were exercisable as of August 31, 2001 or which will become exercisable within 60 days after such date. Excludes 13,334 shares underlying options which become exercisable over time after such period.

(6) Does not include 5,000 shares underlying options which become exercisable over time after October 30, 2001.

(7) Does not include 5,000 shares underlying options which become exercisable over time after October 30, 2001.

(8) Does not include 5,000 shares underlying options which become exercisable over time after October 30, 2001.

(9) Includes an aggregate of 294,999 shares of Common Stock underlying options granted to Directors and Executive Officers listed in the table which are exercisable as of August 31, 2001 or within 60 days after such date. Excludes 50,001 shares underlying options granted to Directors and Executive Officers which become exercisable over time after such period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has executed indemnification agreements with each of its Directors and executive officers pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

     Transactions involving Dr. and Mrs. Meggitt are reported in "Executive Compensation -- Compensation Committee Interlocks and Insider Participation."

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to stockholder approval, retained KPMG LLP as independent auditors of the Company for the year ending June 30, 2002. KPMG LLP has served as the Company's independent auditors since February 1, 2000. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

     One or more representatives of KPMG LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.

     On January 26, 2000, the Company dismissed PricewaterhouseCoopers LLP ("PWC"), as its independent accountants. In connection with its audit for the year ended June 30, 1999 and through January 26, 2000, there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which caused disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. The report of PWC on the Company's financial statements for the year ended June 30, 1999 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principle. The decision to dismiss PWC was approved by both the Audit Committee of the Board of Directors and by the full Board of Directors of the Company. PWC has furnished the Company with a letter addressed to the Securities and Exchange Commission stating their agreement with the above statements.

     Independent Auditors Fees and Other Matters
     -------------------------------------------

     Audit Fees.

     KPMG LLP billed the Company an aggregate of $92,500 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the last fiscal year.

     Financial Information Systems Design and Implementation Fees.

     KPMG LLP did not bill the Company for any professional services rendered for the most recent fiscal year in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

     All Other Fees.

     KPMG LLP billed the Company an aggregate of $41,422 in fees for other services rendered for the most recent fiscal year.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Secretary of the Company at its offices at 19 West College Avenue, Yardley, Pennsylvania 19067, in writing not later than May 31, 2002.

     Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of the Company at the aforementioned address not later than July 16, 2002.

     If the Company does not receive notice of a stockholder's proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares it represents as the Board of the Company may recommend.

     The Company reserves the rights to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, executive officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and executive officers of the Company is based upon information received from the individual Directors and officers.

     PROPHET 21, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2001, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON AUGUST 31, 2001, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          /s/ Dorothy M. Meggitt

                                          Dorothy M. Meggitt
                                          Secretary

Yardley, Pennsylvania
September 28, 2001

                                                                      APPENDIX A

                                PROPHET 21, INC.
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER

The Board of Directors (the "Board") has directed that an Audit Committee (the "Committee") be established to function as an overseer of Prophet 21, Inc.'s, a Delaware corporation (the "Corporation"), financial reporting process and internal controls. This Charter has been reviewed and approved by the Board.

PREAMBLE

Audit Committees generally are mandated by NYSE, AMEX and NASDAQ requirements and must be composed solely, or at least principally, of outside directors. Such a committee is generally responsible for reviewing with management the financial controls and accounting and reporting activities of the corporation. To the extent practicable, the members of the Audit Committee shall have a sufficient understanding of financial reporting and internal control principles to understand and help deal with material financial reporting and internal control issues. In performing its duties, the committee will maintain effective working relationships with the Board, management, and the internal and outside auditors.

MEMBERSHIP

The Committee shall be comprised of a minimum of three (3) independent (outside) directors. To the extent practical, the members of the Committee shall have a sufficient understanding of financial reporting and internal control principles to understand and help deal with material financial reporting and internal control issues. At least one (1) member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

Independent directors shall be defined as being independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. The following persons shall not be considered independent:

     (a) a director who is employed by the Corporation or any of its affiliates for the current year or any of the past three (3) years;

     (b) a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for service on the Board, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three (3) years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     (d) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed five percent (5%) of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three (3) years;

     (e) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

The Chief Financial Officer, or such similar executive officer, the Corporation's financial departments and the independent outside auditing firm shall assist the Committee in its efforts to perform its duties and responsibilities.

AUTHORITY

The Board  delegates  to the  Committee  the  authority  to  review,  report and recommend with regard to the (a) qualifications and selection of the Corporation's independent accountants, (b) scope, fees and results of any audit, and (c) non-audit services and related fees.

The Committee shall have direct and uninhibited access to all financial, legal and other staff and advisors of the Corporation. Advisors and staff members of the Committee may assist the Committee members in defining their roles and responsibilities, consult with Committee members regarding a specific audit or other issues that may arise in the course of the Committee's duties, and conduct independent investigations, studies or tests. The Committee shall have the authority to employ accountants, attorneys or other advisors to assist the Committee in special circumstances approved by the majority of the Board. The Committee shall meet quarterly, and, as necessary, at the call of the Board. The Committee shall submit a written report to the Board subsequent to any meeting.

The outside auditors are ultimately responsible to the Board and the Committee. Therefore, the Committee shall have the authority to select, evaluate and/or replace the Corporation's outside audit firm (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement) and outside legal counsel and the Corporation's internal senior legal counsel of record and senior auditing executive.

PRINCIPAL FUNCTIONS

The following lists the principal functions of the Committee:

[_] Interview and recommend which firm to engage as the Corporation's outside auditors and review and evaluate the performance of this firm on an ongoing basis. Annually, the Committee shall review and recommend to the Board the Corporation's outside auditors, subject to stockholder approval.

[_] Interview and recommend which firm to engage as the Corporation's outside legal counsel and review and evaluate the performance of this firm on an ongoing basis.

[_] Review the outside auditors' compensation and the proposed terms of its engagement.

[_] Review the outside legal counsel's compensation, the proposed terms of its engagement and its independence from management.

[_] Review the appointment and replacement of the senior internal auditing executive and senior internal legal counsel.

[_] Serve as a channel of communication between the outside auditors and the Board and between the senior internal auditing executive and the Board.

[_] Review the results of each outside audit, including any qualifications in the outside auditors' opinion, any related management letter, management's responses to recommendations made by the outside auditors in connection with the audit, reports submitted to the Committee by the internal auditing department that are material to the Corporation as a whole and management's responses to those reports.

[_] Review the Corporation's annual financial statements and any significant disputes between management and the outside auditors that arise in connection with the preparation of those financial statements.

[_] Review the interim financial statements with management and the outside auditors prior to the filing of the Corporation's Quarterly Reports on Form 10-Q and discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the outside auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

[_] Consider, in consultation with the outside auditors and the senior internal auditing executive the adequacy of the Corporation's internal financial controls. Among other things, these controls must be designed to provide reasonable assurance that the Corporation's publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

[_] Consider major changes and other major questions of choice regarding the appropriate auditing and accounting principles and practices to be followed when preparing the Corporation's financial statements.

[_] Review the procedures employed by the Corporation in preparing published financial statements and related management commentaries.

[_] Meet periodically with management to review the Corporation's major financial risk exposures and the risks associated with any significant litigation actions being addressed by the Corporation.

[_] Review major issues regarding accounting principles and practices that could significantly affect the Corporation's financial statements.

[_] Meet with the Corporation's outside auditors prior to the commencement of the audit to review the planning and staffing of the audit and to discuss any particular areas that may require emphasis or special procedures during that particular year's audit.

[_] Ensure receipt from the outside auditors of a formal written statement delineating all relationships between the auditors and the Corporation, consistent with Independence Standards Board Standard 1.

[_] Actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact upon the objectivity and independence of the auditors.

[_] Take all appropriate action or recommend that the Board take appropriate action to oversee and ensure the independence of the outside auditors.

LIMITATIONS

According to Section 141(c)(2) of the Delaware General Corporation Law (the "DGCL"), there are certain powers that the Board may not lawfully delegate to the Committee. Such powers include, but are not limited to, the following:

     1. Approve, adopt or recommend to stockholders any action or matter expressly required by the DGCL to be submitted to stockholders for approval; or
     2.   Adopt, amend or repeal bylaws.

Accordingly, the Committee shall not have any authority with respect to the foregoing.

After the completion of the Corporation's annual audit, the Committee shall review with the outside auditors any problems or difficulties that the outside auditors may have encountered, any management letter provided by the auditors, and the Corporation's response to that letter. With respect to any areas identified as requiring special audit procedures, the Committee shall review the findings of the outside auditors and determine whether revisions to corporate policy or procedures are necessary. The Committee shall periodically evaluate the degree of independence of the Corporation's outside auditors, including any effect of non-audit services provided by the outside accounting firm.

Within a similar context, the Committee shall have the authority to periodically meet with the Corporation's outside legal counsel or internal counsel to review all appropriate areas of management's activities and determine any problems or difficulties that such counsel may be encountering, any management letter provided by the Corporation's outside legal counsel and the Corporation's response to that letter.

While most meetings with outside auditors and legal counsel will be conducted in the presence of the Chief Financial Officer, or such similar executive officer, and other members of management, the Committee shall have the authority to
periodically   meet  the  outside   auditors  and  legal  counsel   without  the
participation of management to determine whether the auditors and/or legal counsel had the full cooperation of management, if there are any matters regarding the Corporation and its financial and legal affairs and records that make these outside firms uncomfortable and whether the accounting systems and controls required are in place or need strengthening in the judgment of such auditors and legal counsel.

OTHER RESPONSIBILITIES

The Committee may be also assigned other responsibilities related to the reliability of the Corporation's financial results and related matters such as preliminary review of annual and quarterly reports and review of periodic filings with the Securities and Exchange Commission.

REVIEW OF CHARTER

The Committee shall review and reassess the adequacy of this Charter on an annual basis.

Adopted by the Board of Directors as of May 1, 2000.

                                PROPHET 21, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints John E. Meggitt, Ph.D. and Charles L. Boyle, III, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Prophet 21, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 19 West College Avenue, Yardley, Pennsylvania 19067 at 1:00 P.M., local time, on Thursday, October 25, 2001 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

1.  Election of Directors.
                                              NOMINEES:   John E. Meggitt, Ph.D.
                                                          Charles L. Boyle, III
VOTE FOR all nominees listed at right  |   |              Dorothy M. Meggitt
                                                          David D. Gathman
FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING              Daniel J. Malcolm
NOMINEES (IF ANY):                                        Donald M. Gleklen

--------------------------------------------

VOTE WITHHELD from all nominees listed at right  |   |


2. Approval of proposal to ratify the appointment of KPMG LLP as independent auditors of the Company for the year ending June 30, 2002.


FOR   |   |                  AGAINST    |   |                  ABSTAIN   |   |


3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                 I WILL |   |     WILL NOT |   |
                                                 attend the Meeting



----------------------------------------       ----------------------
SIGNATURE OF STOCKHOLDER                       DATE:


----------------------------------------       ----------------------
SIGNATURE OF STOCKHOLDER IF HELD JOINTLY       DATE:


NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON.  WHEN SHARES
      ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.